UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) June 14, 2011

WAVE SYSTEMS CORP.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	0-24752	13-3477246
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

480 Pleasant Street, Lee, Massachusetts 01238

(Address of Principal Executive Offices) (ZIP Code)

Registrant’s telephone number, including area code (413) 243-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07               Submission of Matters to a Vote of Security Holders.

On June 14, 2011, Wave Systems Corp. (the “Company”) held its Annual Meeting of stockholders.  At the Annual Meeting, the stockholders voted on the following matters:

1.  The election of five directors to hold office until the next Annual Meeting and until their successors are duly elected and qualified.  The nominees to the Board of Directors were re-elected with the following results:

DIRECTOR	FOR	WITHHELD	BROKER NON-VOTES
John E. Bagalay, Jr.	18,758,053	5,464,874	45,286,064
Nolan Bushnell	19,115,403	5,107,524	45,286,064
George Gilder	19,746,383	4,476,544	45,286,064
John E. McConnaughy, Jr.	12,819,523	11,403,404	45,286,064
Steven Sprague	20,820,797	3,402,130	45,286,064

2.  The amendments to the Company’s Amended and Restated 1994 Employee Stock Option Plan to (i) increase the number of shares of Class A Common Stock authorized for issuance thereunder from 14,000,000 to 19,000,000 and (ii) extend the termination date of the plan from July 1, 2014 to July 1, 2019 were approved by the following vote:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
15,188,027	8,846,782	188,118	45,286,064

3.  The amendments to the Company’s Amended and Restated 1994 Non-Employee Stock Option Plan to (i) increase the amount of both the initial and annual option grants to each Director thereunder from 12,000 and 10,000, respectively, to 15,000 and (ii) extend the termination date of the plan from July 1, 2014 to July 1, 2019 were approved by the following vote:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
15,041,397	8,991,280	190,249	45,286,064

4.  The compensation of the named executive officers was approved by the following non-binding advisory vote:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
17,724,482	6,002,422	496,024	45,286,063

5.  A one-year frequency for holding the non-binding advisory vote on the compensation of named executive officers was the preferred frequency, by the following non-binding advisory vote:

1 YEAR	2 YEARS	3 YEARS	ABSTENTIONS	BROKER NON-VOTES
16,046,226	691,438	6,441,792	1,043,470	45,286,064

6.  The ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2011 was approved by the following vote:

FOR	AGAINST	ABSTENTIONS
65,640,571	2,855,523	1,012,897

The Board of Directors has taken into consideration the results of the non-binding stockholder advisory vote at the Company’s 2011 Annual Meeting that was weighted heavily in favor of a one-year frequency for holding the non-binding advisory vote on the compensation of named executive officers.  Consistent with the stockholder vote, the Company has determined it will include a non-binding advisory stockholder vote on the compensation of the Company’s named executive officers in its proxy materials every year until the next required vote on the frequency of stockholder votes on the compensation of named executive officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

WAVE SYSTEMS CORP.

	By:	/s/ Gerard T. Feeney
Gerard T. Feeney
Chief Financial Officer

Dated: June 17, 2011